United States Steel Corporation United States Steel Corporation First Quarter 2018 Earnings Presentation & Remarks April 26, 2018

United States Steel Corporation Forward-looking Statements These slides and remarks are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation for the first quarter of 2018. They should be read in conjunction with the consolidated financial statements and Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27 of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume growth, share of sales and earnings per share growth, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017, and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries.

United States Steel Corporation Explanation of Use of Non-GAAP Measures We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA), adjusted EBITDA, segment EBITDA, and net debt, which are all non-GAAP measures, as additional measurements to enhance the understanding of our performance. We believe that EBITDA and segment EBITDA, considered along with net earnings (loss) and segment earnings (loss) before interest and income taxes, are relevant indicators of trends relating to our operating performance and provide management and investors with additional information for comparison of our operating results to the operating results of other companies. Net debt is a non-GAAP measure calculated as total debt less cash and cash equivalents. We believe net debt is a useful measure in calculating enterprise value. Both EBITDA and net debt are used by analysts to refine and improve the accuracy of their financial models which utilize enterprise value. We believe the cash conversion cycle is a useful measure in providing investors with information regarding our cash management performance and is a widely accepted measure of working capital management efficiency. The cash conversion cycle should not be considered in isolation or as an alternative to other GAAP metrics as an indicator of performance. Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of gains (losses) associated with our retained interest in U. S. Steel Canada Inc., gains (losses) on the sale of ownership interests in equity investees, restructuring charges, impairment charges, debt extinguishment and other related costs, and effects of tax reform that are not part of the Company’s core operations. Adjusted EBITDA is also a non-GAAP measure that excludes the effects of gains (losses) associated with our retained interest in U. S. Steel Canada Inc., gains (losses) on the sale of ownership interests in equity investees, restructuring charges, and impairment charges. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of gains (losses) associated with our retained interest in U. S. Steel Canada Inc. gains (losses) on the sale of ownership interests in equity investees, restructuring charges, impairment charges, debt extinguishment and other related costs and effects of tax reform that can obscure underlying trends. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company’s liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors, many of which use adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance or in preparing the Company’s annual financial Guidance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies.

United States Steel Corporation First Quarter 2018 Financial Highlights  First quarter net earnings of $18 million  EBITDA increased for all three reportable segments in 1Q 2018 as compared with 1Q 2017  Net debt of $1.5 billion  Adjusted first quarter EBITDA of $255 million Note: For reconciliation of non-GAAP amounts see Appendix Segment Earnings (Loss) Before Interest and Income Taxes $ Millions Adjusted EBITDA $ Millions Adjusted Net Earnings (Loss) $ Millions 1Q 2018 $57 1Q 2017 ($145) Reported Net Earnings (Loss) $ Millions 1Q 2018 $18 1Q 2017 ($180) 1Q 2018 $127 1Q 2017 ($45) $255 1Q 2017 $92 1Q 2018

The positive momentum we built in the last three quarters of 2017 continued into 2018 as our first quarter results for all three of our segments were in line with our expectations and represent significant improvements compared to the first quarter of 2017. In the first quarter, we continued executing investments in our people and our assets as we work towards our objective of achieving operational excellence through a focus on safety, quality, delivery, and cost. We believe that executing well in these areas is the foundation for long term success and value creation. In the quarter, we continued to strengthen our balance sheet through two deleveraging / refinancing activities. First, we refinanced and repaid the remaining $780 million of aggregate principal amount on our Senior Secured Notes ($499 million repaid in 1Q and $281 million repaid in 2Q). Removing the secured notes from our capital structure was an important step in increasing the efficiency of our capital. Second, we extended the term of our $1.5 billion asset based revolving loan from 2020 to 2023. These steps de-risk the company and position us to execute our near and long term strategic objectives. We are focused on the pillars of operational excellence – safety, quality, delivery, and cost, and are confident improving our performance in these key areas will help us:  Create value for all U. S. Steel stakeholders, including employees, customers, unions, suppliers, communities in which we operate, and our stockholders  Develop distinct competitive advantages and solutions for our customers  Have success through business cycles  Drive predictable, sustainable, profitable growth in the future, including reinvestment in our business that provides returns in excess of our cost of capital

United States Steel Corporation First Quarter Segment Results Adjusted EBITDA $ Millions $11 +1,018% 1Q 2018 $123 1Q 2017 Flat-rolled Adjusted EBITDA Bridge 1Q 2017 vs. 1Q 2018 ($ Millions) $32 $123 $11 ($52) $6 Other Maintenance & Outage Raw Materials Commercial 1Q 2017 $126 1Q 2018 Earnings (Loss) Before Interest and Income Taxes $ Millions 1Q 2018 $33 1Q 2017 ($88) Note: For reconciliation of non-GAAP amounts see Appendix. Adjusted EBITDA $ Millions Earnings Before Interest and Income Taxes $ Millions Adjusted EBITDA $ Millions Loss Before Interest and Income Taxes $ Millions U. S. Steel Europe Adjusted EBITDA Bridge 1Q 2017 vs. 1Q 2018 ($ Millions) Tubular Adjusted EBITDA Bridge 1Q 2017 vs. 1Q 2018 ($ Millions) +23% 1Q 2018 $130 1Q 2017 $106 $87 1Q 2018 $110 1Q 2017 +67% 1Q 2018 ($14) 1Q 2017 ($42) 1Q 2018 ($27) 1Q 2017 ($57) $36 $34 $130 $106 Raw Materials Commercial 1Q 2017 ($45) ($1) 1Q 2018 Other Maintenance & Outage ($9) ($14) ($42) $9 $42 1Q 2018 Other Maintenance & Outage Raw Materials Commercial 1Q 2017 ($14) Flat-Rolled U. S. Steel Europe Tubular

Flat-Rolled 1Q 2017 vs. 1Q 2018 Adjusted EBITDA Bridge: Commercial – The favorable impact is primarily the result of higher average realized prices and increased shipments of substrate to our Tubular segment. Raw Materials – The unfavorable impact is primarily the result of higher raw material costs across all raw material categories, except for coal. Maintenance and Outage – The favorable impact is primarily the result of higher than normal spending in 1Q 2017 related to the acceleration of our asset revitalization program. Other – The favorable impact is primarily the result of lower energy costs. U. S. Steel Europe 1Q 2017 vs. 1Q 2018 Adjusted EBITDA Bridge: Commercial – The favorable impact is primarily the result of higher average realized prices. Raw Materials – The unfavorable impact is primarily the result of an unfavorable first-in-first-out (FIFO) inventory impact. Maintenance and Outage – The change is not material. Other – The favorable impact is primarily due to the change in the U.S. Dollar / Euro exchange rate. Tubular 1Q 2017 vs. 1Q 2018 Adjusted EBITDA Bridge: Commercial – The favorable impact is primarily the result of higher average realized prices. Raw Materials – The unfavorable impact is primarily the result of higher prices for steel substrate. Maintenance and Outage – The unfavorable impact is primarily the result of a planned outage in 1Q 2018. Other – The favorable impact is primarily the result of increased operating efficiencies.

United States Steel Corporation 2018 2Q and Full Year Guidance Guidance: • 2Q 2018 Adjusted EBITDA of approximately $400 million • Full Year 2018 Adjusted EBITDA of approximately $1.7 - $1.8 billion Note: For reconciliation of non-GAAP amounts see Appendix

We are beginning the second year of our asset revitalization program and we are already seeing benefits from the investments in our assets. It is prudent for us to anticipate the possibility of continued operational volatility for those assets yet to be revitalized. We remain focused on managing operating volatility to ensure we take care of our customers, and the restart of steel making at Granite City will increase our ability to do so. While there is uncertainty about how country exemption and product exclusion requests related to Section 232 will be resolved, we continue to invest in revitalizing our assets and developing innovative customer solutions. We are confident we will deliver our 2020 performance objectives. Currently, we are experiencing operational challenges at our steelmaking facility at Great Lakes Works and we expect it will have an unfavorable EBITDA impact of approximately $30 million on second quarter results. We currently believe that second quarter 2018 adjusted EBITDA will be approximately $400 million, and full-year 2018 adjusted EBITDA will be approximately $1.7 - $1.8 billion. Our second quarter adjusted EBITDA guidance of $400 million excludes one-time costs associated with the restart of steelmaking at Granite City currently estimated to be $20 - $25 million. This is slightly higher than our initial estimates primarily due to a faster than anticipated return of our workforce and some minor equipment repairs. See the Appendix for the reconciliation of Guidance net earnings to consolidated Guidance adjusted EBITDA.

Financial Flexibility

Strong cash and liquidity positions

Cash from Operations[1]
$ Millions



+$465
+$36
$360
$754
$825
($135)
($99)
YE 2015
YE 2016
YE 2017
1Q 2017
1Q 2018

Cash and Cash Equivalents
$ Millions



+$798
+$46
$755
$1,515
$1,553
$1,326
$1,372
YE 2015
YE 2016
YE 2017
1Q 2017
1Q 2018

Maintained strong cash conversion cycle of 30 days

Total Estimated Liquidity
$ Millions



+$975
+$337
$2,375
$2,899
$3,350
$2,842
$3,179
YE 2015
YE 2016
YE 2017
1Q 2017
1Q 2018

Net Debt
$ Millions



-$1,233
-$227
$2,383
$1,516
$1,150
$1,707
$1,480
YE 2015
YE 2016
YE 2017
1Q 2017
1Q 2018

Strong liquidity supports asset revitalization program, as well as increasing investment in our European and Tubular businesses

[1] 2016 and 2017 Cash from Operations amounts have been adjusted due to the retrospective application of accounting standards update 2016-15, "Statement of Cash Flows: Classification of Certain Cash Receipts and Payments" that was effective January 1, 2018. There was no impact to 2015 Cash from Operations.

Note: For reconciliation of non-GAAP amounts see Appendix

United States Steel Corporation

Net cash used by operating activities was $99 million in the first quarter, primarily due to increased investment in working capital. Cash flow from operations in 1Q 2018 was $36 million better than 1Q 2017. Total liquidity, while slightly below the very strong year end 2017 level, primarily due to a decrease in cash resulting from the increased investment in working capital and capital expenditures, remains well above historic levels. Compared to 1Q 2017, liquidity has improved by $337 million in 1Q 2018. The increase in net debt compared to year end 2017 is primarily the result of decreased cash due to the increased investment in working capital, capital expenditures and debt retirement costs. 1Q 2018 net debt is $227 million better than net debt at the end of 1Q 2017. Our strong cash and liquidity position supports our continued investment in asset revitalization, as well as increasing investment in our Tubular and European operations. On April 12, 2018, we completed the $281 million repayment of remaining balance of Secured Notes due 2021. The pro forma cash and liquidity reflecting this payment is presented on the next page.

United States Steel Corporation Reducing Risk 1Pro forma to reflect April 12, 2018 repayment of remaining balance of Secured Notes due 2021 Improving our debt maturity profile to support execution of our strategy Liquidity and Debt Maturity Profile Cash and Liquidity $2,873M1 $1,807 $1,066 2027+ $527M 2026 $758M 2025 $750M 2024 $60M 2023 $0M 2022 $10M 2021 $4M 2020 $435M 2019 $59M 2018 $4M as of 3/31/20181 Cash and Liquidity $2,409M $1,589 $820 $44M 2027+ $597M 2026 $108M 2025 $0M $454M 2019 $59M 2018 $165M 2017 $50M 2016 2024 $60M 2023 $0M 2022 $410M 2021 $1,235M 2020 as of 6/30/2016 ----- $512M ----- Availability under credit facilities Cash and cash equivalents Cash and cash equivalents Availability under credit facilities ----- $2,323M ----- Total debt $2.6 billion Average maturity 8.8 years Average coupon 6.7% Total debt $3.1 billion Average maturity 7.8 years Average coupon 7.4%

Financial Flexibility This chart shows how our liquidity position and debt maturity profile have improved since mid-year 2016. We accessed the debt and equity capital markets four times since May of 2016 to enhance liquidity and address near-term financing risks. In May 2016, we issued $980 million of Secured Notes due in 2021, and retired $944 million of debt scheduled to mature in 2017, 2018, 2020, and 2021. We also purchased $88 million of our Senior Notes during 2016 as a part of our liability management program to de-leverage the balance sheet longer term. In August 2016, we issued 21.7 million shares of stock through an underwritten public offering, receiving net proceeds of approximately $482 million. In August 2017, we continued to de-risk the balance sheet by issuing $750 million of Senior Unsecured Notes due in 2025, and using the proceeds, together with cash on hand, to retire $761 million of debt scheduled to mature in 2018, 2021, and 2022. In December 2017, we used cash on hand to redeem $200 million of 8.375% Senior Secured Notes. Most recently, on March 13, 2018, we issued $650 million of 6.25% Senior Unsecured Notes due in 2026, and used the proceeds, together with cash on hand, to retire the remaining balance of $780 million of 8.375% Senior Secured Notes due in 2021. Since May of 2016, we have reduced our total debt by $500 million, extended our average maturity from 7.8 years to 8.8 years, and reduced our average interest rate from 7.4% to 6.7%.

United States Steel Corporation 2018 Strategy Execution Progress  Strong emphasis on our thirteen most critical assets  Operational and commercial benefits by 2020 - Increase raw steel production capability by approximately 1 million tons - $275 - $325 million annual EBITDA improvement expected by 2020  Announced restart of one blast furnace and the steelmaking facilities at Granite City Works - Anticipating incremental shipments of approximately 100,000 tons per month once the restart process is complete - Expected benefits from these actions will be primarily reflected in our results in the second half of the year  Construction of a new continuous galvanizing line (CGL) at PRO-TEC Coating Company - Expanding market leadership position in Generation 3 advanced high strength steel (AHSS)  Develop new premium connections for Tubular customers; our current suite of connections continue to gain customer acceptance Revitalize Our Flat-Rolled Assets Optimize Our Portfolio Invest in Strategic Growth

We continue to make good progress on our asset revitalization program and remain focused on achieving the quality and reliability improvements we committed to for 2018. Our goal is to deliver consistent, reliable earnings longer term with our focus on delivering sustainable operational improvements by 2020. We are always looking for opportunities to optimize our portfolio of businesses to better serve our customers. We are taking a hard look at all the products and markets we serve in each of our segments to determine how we can more fully capitalize on our product capabilities and market positions. We have made many difficult decisions over the last few years related to under-performing and non-core assets, and we must always be open to exploring opportunities that can strengthen and grow our market position, improve our long-term earnings power, and create value for our stockholders. It is our job to create value for all of our stakeholders. We are revitalizing our existing assets, developing our people, increasing our value-added product mix at U. S. Steel Europe, strengthening our position in Advanced High Strength Steel for our Flat-Rolled customers, and developing new Premium Connections for our Tubular customers.

United States Steel Corporation Focusing on operations Flat-Rolled Segment asset revitalization program A comprehensive program to: • Improve our profitability and competitiveness • Meet the increasing expectations of our customers A structured and flexible program: • Smaller and less complex projects to reduce execution risk • Adaptable to changing business conditions Multi-year implementation timeline to: • Minimize disruptions to our operations • Ensure we continue to support our customers

Our Flat-Rolled segment asset revitalization program is a comprehensive investment plan with a focus on improving safety, quality, delivery, and cost. As we revitalize our assets, we expect to increase profitability, productivity, operational consistency, and reduce volatility. This program is designed to prioritize investment in the areas with the greatest expected returns. Importantly, while this is a large program, the majority of projects are not large, complex projects. This means that projects are easier to execute. Due to the smaller nature of many of the projects, we do not have to complete the entire program in order to start seeing benefits. Also, by breaking the program down into a series of smaller projects, we have greater flexibility to adjust the scope and pace of project implementation based on changes in business conditions. Our asset revitalization program covers investments in our existing assets, but is not just sustaining capital and maintenance spending; the projects were selected to deliver both operational and commercial benefits, with most of the benefits coming from operational improvements. The commercial benefits we expect to realize will be driven primarily by things we can control, such as better product quality, improved delivery performance, and increased throughput on constrained assets. Being regarded as a top quartile performer in the eyes of our customers will support sustainable commercial benefits from these investments. After we complete our full asset revitalization program, we expect to have a strong core infrastructure, and strong reliability centered maintenance organizations. We will deliver products to our customers with improved reliability and quality. While this program only covers our existing assets, it is intended to create a stable foundation for our future as we continue to evaluate strategic growth projects to strengthen our position as the markets we serve continue to grow and evolve. The benefits of the asset revitalization program are evident after just one year, as we have achieved performance improvements from assets in which we have invested. We continue to experience operational challenges on assets we have not yet fully addressed. We expect further improvements in performance as we execute the remainder of our structured asset revitalization program.

Flat-Rolled Segment asset revitalization program

Projected capital spending by production process

Iron Making

Blast furnace



- Converting raw materials to liquid iron

~$300 million

Steel Making

BOP, QBOP & slab caster



- Converting liquid iron to liquid steel
- Converting liquid steel to steel slabs

~$300 million

Hot Rolling

Hot strip mill



- Converting slabs to hot rolled coils

~$500 million

Finishing

Cold mill & finishing unit



- Pickling
- Cold rolling
- Coating, Tin

~$400 million

Total Asset Revitalization program is $2.0 billion, comprised of $1.5 billion of capital and $0.5 billion of expense

United States Steel Corporation

The total size of the program is $2 billion, with the projected split between capital and expense being $1.5 billion capital and $500 million expense. We currently expect 2018 total Flat-Rolled segment maintenance and outage expense, which include expenses related to the asset revitalization program, to be comparable with 2017. We are investing in our assets throughout the entire production process, with targeted improvements in operating efficiency, unplanned downtime, reliability, quality, and costs. While this program covers a wide range of assets in our Flat-Rolled segment, we are placing a strong emphasis on our thirteen most critical assets. In iron making, these critical assets are the blast furnaces at Gary Works and Great Lakes Works. In steel making, they are the steel shop and caster at Gary Works and the steel shop at Mon Valley Works. In hot rolling, they are the hot strip mills at Gary Works, Great Lakes Works, and Mon Valley Works. In finishing, it is the cold mill at Mon Valley Works. We currently expect the timing of the future capital spending for our asset revitalization program to be as follows: • Approximately $275 - $325 million in 2018 • Balance to be spent in 2019 and 2020

United States Steel Corporation Flat-Rolled Segment asset revitalization program Performance Scorecard: All 2017 Targets Achieved Quality % Improvement vs. 2016 Base Reliability (including Unplanned Maintenance Downtime) % Improvement vs. 2016 Base Capital Spending $ Millions EBITDA improvement $ Millions $275- $325M 2020 Exit_Rate 2018 Target 2017 Actual 2017 Target $21M $75-$100M $1.5B Total Program 2018 Target 2017 Actual 2017 Target $200 - $250M $275-$325M $249M 12% 9% +25% 2020 End of Year Target 2018 End of Year Target 7% 2017 End of Year Actual 2017 End of Year Target 8% 7% 2020 End of Year Target +16% 2018 End of Year Target 3% 2017 End of Year Actual 2017 End of Year Target Total Asset Revitalization program is $2.0 billion, comprised of $1.5 billion of capital and $0.5 billion of expense

We have developed a performance scorecard that includes two financial and two non-financial metrics for tracking our progress on implementing our Flat-Rolled Segment asset revitalization program. We believe these metrics will effectively measure the success of the program. We made good progress in 2017, exceeding the EBITDA, quality, and reliability improvements we had committed to for 2017. We have established the additional improvements we expect to achieve in 2018, and are confident that we will deliver on these objectives. By 2020 we expect the Flat-Rolled Segment asset revitalization program to deliver three key benefits that we believe will increase the value creation potential of our business: 1. Risk reduction: Stabilize and de-risk our operations 2. Cash flow generation: EBITDA improvement of approximately $275 - $325 million annually as compared with 2016 as the base year, assuming 2016 raw materials costs and other market factors 3. Growth: Increased slab production capability at Gary Works, Great Lakes Works and Mon Valley Works by a total of approximately 1 million tons as compared with 2016 This projected EBITDA improvement of $275 - $325 million annually would imply an internal rate of return range of 15% - 20%, well above our weighted average cost of capital.

United States Steel Corporation Business Update Operating updates Iron ore mining facilities Flat-Rolled steel making facilities Flat-Rolled finishing facilities U. S. Steel Europe Tubular facilities

Flat-rolled At our iron ore mining operations, we are operating both our Minntac and Keetac facilities. Our Keetac facility successfully resumed pellet production on February 24, 2017 after having been idled for nearly two years. The restart of Keetac helps support our third party pellet sales, while continuing to meet our current domestic steel making needs. We continue to operate the steel making and finishing facilities at our Gary, Great Lakes, and Mon Valley Works. Currently, we are experiencing an operational issue at our steel making facility at Great Lakes Works that we expect will have an unfavorable EBITDA impact of approximately $30 million on second quarter results. We continue to operate the hot strip mill and finishing facilities at our Granite City Works, and are in the process of restarting the “B” blast furnace and the steel making facilities at Granite City Works. We continue to operate the finishing facilities at our Fairfield, Midwest, East Chicago, and Fairless Hills locations. We continuously review market conditions and the restart of idled facilities in the context of sustainable increases in steel demand that would support operating rates at profitable levels. U. S. Steel Europe Our European operations are seeing stable market conditions and are running at high levels. Tubular Facilities We are currently operating our seamless mills in Fairfield, AL and Lorain, OH. Our seamless mill in Fairfield produces mid-range diameter pipe, while our Lorain #3 mill produces large diameter pipe that is historically used for off-shore drilling. We are currently purchasing rounds from third parties to feed our seamless mills. We restarted our Lone Star #2 welded pipe mill in late April 2017.

United States Steel Corporation A Principled Company Committed to Our Core Beliefs  Benchmarking critical safety activities  Development of enhanced Safety Management System  Initiation of new safety communication methods  Enhanced contractor safety processes  Committed to effective environmental stewardship  Enhanced environmental performance  Investigated, created, and implemented best practice solutions to manage and reduce energy consumption Safety Environmental Stewardship

Safety Our objective is to attain a sustainable zero harm culture supported by leadership and owned by an engaged and highly skilled workforce, empowered with the capabilities and resources needed to assess, reduce, and eliminate workplace risks and hazards. Global OSHA Recordables • 2018 Recordable Rate 2x better than BLS Iron and Steel Mills • 2018 Recordable Rate 34% better than AISI Days Away From Work • 2018 Days Away Rate 7x better than BLS Iron and Steel Mills • 2018 Days Away Rate 69% better than AISI Serious Injury Index (greater than or equal to 31 Days Away) • 2018 Serious Injury Index 31x better than BLS Iron and Steel Mills BLS = U.S. Bureau of Labor Statistics AISI = American Iron and Steel Institute Environmental Stewardship Environmental stewardship is a core value at U. S. Steel, stemming from the Gary Principles. As a company, U. S. Steel articulates its core value of environmental stewardship through three basic principles that are the responsibility of all of our employees and our operations. These principles are: • Compliance with environmental laws and regulations; • Continuous improvement in environmental and resource management; and • Continued reduction of emissions through innovation.

United States Steel Corporation Trade Update Seeking a level playing field • Current Administration focused on fair trade. • Strongly support the President’s Section 232 action to defend our national security by ensuring the long-term viability of the domestic steel industry. A reduction in imports, by the 25% tariff or negotiation of restrictive country quotas, is necessary to achieve the necessary domestic capacity utilization levels. • Continue to pursue vigorous enforcement of U.S. laws to address unfairly traded imports of steel.

We are encouraged by the Trump Administration’s actions to address the threat to the U.S. manufacturing base, our economic competitiveness and our national security from unfairly traded steel imports and global excess capacity. We strongly support the Section 232 action. A reduction in steel imports is necessary to achieve the domestic capacity utilization levels necessary to ensure the industry’s long-term viability and ability to provide for our Nation’s security. U. S. Steel will continue to pursue vigorous enforcement of U.S. laws to address unfairly traded imports of steel.

United States Steel Corporation © 2011 United States Steel Corporation Appendix

United States Steel Corporation Capital Spending 2017 actual: $505 million 2018 estimate: $900 million Depreciation, Depletion and Amortization 2017 actual: $501 million 2018 estimate: $495 million Pension and Other Benefits Costs 2017 actual: $187 million 2018 estimate: $195 million Pension and Other Benefits Cash Payments (excluding voluntary pension contributions) 2017 actual: $131 million 2018 estimate: $131 million Other Items

United States Steel Corporation Flat-Rolled Segment Major end markets summary Sources: Wards / AHAM / Customer Reports / AISI / US Census Bureau / Platts-FWDodge / Dept of Commerce / AIA / MSCI Automotive March vehicle sales surprise to the upside with a 17.4 million sales SAAR; trucks continue to outperform sedans. Vehicle inventories are 68 days to begin April, slightly higher than the traditional target of ~65 days, yet lower than year ago level of 73 days. 2nd quarter build schedules not likely to materially change Industrial Equipment Yellow goods manufacturers bullish on their construction products outlook, with many suggesting that 2018 will transition into double digit growth rates by early 2019. Tin Plate 2017 tin mill products domestic mill shipments finish 4% lower than 2016, but begin the year 2018 on an upbeat note by improving 5.6% in January 2018. Imports continue to be significant in this product line, with YTD 2018 February preliminary imports up 13.8%. Appliance March AHAM6 major appliance unit shipments increased by 7.4% year over year, led by a more than 10% increase in both home laundry and cooking units. Year-to-Date unit shipments are up 6% through the first quarter of 2018. Pipe and Tube Several very large line pipe jobs out for bid with targeted start dates of late 2018 into 2019. Awards have been smaller in size in the last 45 days, but numerous large jobs in production already. Structural tubing sentiment is strong in line with the increase in construction outlook and price sentiment. OCTG demand continues to improve, but supply is still impacted by foreign pipe inventory and arrivals. Construction Dodge reports that put in place construction was flat from January to February, but that the year-to-date square footage is up 6%, led by residential construction thus far. Forecasts range from +4-6% for 2018 construction. March Architectural Billing Index of 51 shows design services increased for the sixth consecutive month. The Dodge Momentum Index, an early measure of Non-Residential construction, increased by 6.1% in March. Service Center March MSCI carbon flat rolled shipments likely impacted by the early Easter and fall y-o-y by 3.8%. However, inventory does drop slightly to finish at 2.1 months of supply on hand. Versus a year ago, carbon flat rolled inventory is up ~500,000 tons. Hot Rolled products performing best of the sheet category, up 4% year-to-date.

United States Steel Corporation U. S. Steel Europe Segment Major end markets summary Sources: Eurofer, USSK Marketing, IHS, Eurometal, Euroconstruct Automotive EU Light Vehicle Car (car) production reached 5.1 million units in 1Q 2018, an increase of 0.3% y-o-y. EU car production is projected to grow by 6.1% y-o-y in 2Q 2018 to 5.1 million units. Increase of 2.7% y-o-y to 19.3 million units is currently projected for 2018. Total V4 car production reached 0.91 million units in 1Q 2018, a decrease of 3.5% y-o-y. V4 car production is anticipated to increase by 3.2% y-o-y in 2Q 2018 to 0.95 million units. V4 car production increased by 4.1% y-o-y in 2018 to 3.6 million units. Appliance The EU appliance sector performance increased by 2.9% y-o-y in 1Q 2018. In 2Q 2018 is expected to increase by 3.4% y-o-y. Demand is mainly on SMART appliances. The market in the EU is anticipated to grow by 2.8%, with 4.9% growth in Central Europe, in 2018. Tin Plate Q1 2018 tin consumption in the EU is projected to increase by 13% y-o-y (low Q1 2017 base is the main reason). Consumption in Q2 2017 is expected to increase by 6.2% y-o-y. The outlook for Q2 is positive due to low imports from Asia and due to upcoming summer seasonal increase of demand. Moderate growth is expected as sector consumption is forecasted to increase by 1.6% in 2018 vs year 2017. Construction Construction output growth reached 3.5% in 2017, marking its sharpest increase since 2006. The main drivers behind the current construction boom are the economic upturn, low interest rates, migratory flows and the investment backlog that has accumulated since the financial crisis. In 2018 construction is expected to grow by 2.6% in the EU. Service Centers Service centers have replenished their inventories at the beginning of the year. German flat steel stock levels jumped in January by almost 300,000 mt m-o-m to 1.46 million mt, the highest level since July 2017. Inventories were boosted by a jump in imports that arrived in the EU in January, with almost 2 million mt of flat steel products representing an increase of 300,000 mt y-o-y, and 60% more than in December 2017.

United States Steel Corporation Tubular Segment Market industry summary Sources: Baker Hughes, US Energy Information Administration, Preston Publishing, Internal Oil Rig Count The oil rig count averaged 780 during 1Q, an increase of 5% quarter over quarter (q-o-q). As of April 13, 2018, there were 815 active oil rigs. Gas Rig Count The natural gas rig count averaged 185 during 1Q, an increase of 4% q-o-q. As of April 13, 2018, there were 192 active natural gas rigs. Natural Gas Storage Level As of April 6, 2018, there was 1.3 Tcf of natural gas in storage, down 35% y-o-y. Oil Price The West Texas Intermediate oil price averaged $63 per barrel during 1Q, up 14% q-o-q. Natural Gas Price The Henry Hub natural gas price averaged $3.01 per million btu during 1Q, up 4% q-o-q. Imports Imports of OCTG remain high. During 1Q, import share of OCTG apparent market demand is projected to exceed 50%. OCTG Inventory Overall, OCTG supply chain inventory remains near 3 months.

United States Steel Corporation U. S. Steel Commercial – Contract vs. Spot Contract vs. spot mix – twelve months ended March 31, 2018 Flat-Rolled Contract: 78% Spot: 22% 9% 22% 30% 1% 22% 16% Market Based Semi Annual* Market Based Monthly* Market Based Quarterly* Spot Cost Based Firm Tubular Program: 49% Spot: 51% * Annual contract volume commitments with price adjustments in stated time frame 34% 3% 10% 39% 14% Market Based Monthly* Spot Market Based Quarterly* Firm Cost Based U. S. Steel Europe Contract: 66% Spot: 34% 49% 51% Spot Program

Fourth Quarter 2017 vs. First Quarter 2018

Flat-Rolled segment EBITDA Bridge
4Q 2017 vs. 1Q 2018 ($ Millions)



$182
$63
($99)
($16)
($7)
$123
4Q 2017
Commercial
Raw Materials
Maintenance & Outage
Other
1Q 2018

Commercial change primarily due to higher average realized prices.

Raw Materials change primarily due to higher raw materials costs and the seasonal impacts from our mining operations.

Maintenance & Outage change primarily due to higher maintenance spending.

Other change primarily due to higher energy prices.

U. S. Steel Europe segment EBITDA Bridge
4Q 2017 vs. 1Q 2018 ($ Millions)



$132
$19
($20)
($11)
$10
$130
4Q 2017
Commercial
Raw Materials
Maintenance & Outage
Other
1Q 2018

Commercial change is primarily due to higher average realized prices, partially offset by lower shipments.

Raw Materials change is primarily due to higher costs for all raw materials.

Maintenance & Outage change is primarily due to higher spending.

Other change is primarily due the change in the U.S. Dollar / Euro exchange rate.

Tubular segment EBITDA Bridge
4Q 2017 vs. 1Q 2018 ($ Millions)



$6
($11)
($5)
($11)
$7
($14)
4Q 2017
Commercial
Raw Materials
Maintenance & Outage
Other
1Q 2018

Commercial change is primarily due to lower average realized prices and changes in product mix.

Raw Materials change is due to higher substrate costs.

Maintenance & Outage change is due to higher planned outages.

Other change is primarily due to lower employment costs.

Note: For reconciliation of non-GAAP amounts see Appendix.

United States Steel Corporation

United States Steel Corporation $204 $255 $48 $17 $92 Commercial ($106) Other 1Q 2018 Raw Materials 1Q 2017 Maintenance & Outage $112 $255 $28 $24 $92 ($1) Flat-Rolled Other Businesses 1Q 2017 U. S. Steel Europe Tubular 1Q 2018 Total Corporation Adjusted EBITDA Bridge 1Q 2017 vs. 1Q 2018 ($ Millions) Total Corporation Adjusted EBITDA Bridge 1Q 2017 vs. 1Q 2018 ($ Millions) Total Corporation Note: For reconciliation of non-GAAP amounts see Appendix.

Flat-Rolled Segment asset revitalization program

Project update

Production Process	Completed Project	Future Project
Iron Making	• Gary Works BF Recycle Cooling Tower Replacement • $9 million investment • Phase 1 completed in 1Q 2018 • Improve reliability and reduce cost	• Great Lakes Works D4 BF Stove 1 Rebuild • $25 million estimated investment • Estimated to be completed in 3Q 2018 • Improve reliability
Steel Making	• Great Lakes Works BOP Desulfurization Improvements • $2 million investment • Completed in 1Q 2018 • Reduce downtime	• Great Lakes Works Slag Stopper System • $5 million estimated investment • To be completed in 2Q 2018 • Improve yield, quality, and reduce cost
Hot Rolling	• Gary Works Replace Displacement Instrumentation • $1 million investment • Completed in 1Q 2018 • Improve yield and reduce cost	• Great Lakes Works Replace HSM Coiler System • $5 million estimated investment • To be completed in 3Q 2018 • Improve reliability and reduce cost
Finishing	• Gary Works Tin Plating Enhancements • $45 million investment • Completed in 1Q 2018 • Improve quality and reliability	• Mon Valley Works Cold Mill Shape System • $4 million estimated investment • To be completed in 4Q 2018 • Improve quality and reliability

BF = Blast Furnace
BOP = Basic Oxygen Process
HSM = Hot Strip Mill

United States Steel Corporation

United States Steel Corporation Expense and funded status Participants by Type of Plan Type of Plan 12/31/2003 12/31/2016 12/31/2017 Defined Benefit 15,574 4,710 4,220 Multiemployer 6,043 9,730 9,306 Defined Contribution 1,627 3,535 3,651 Total 23,244 17,975 17,177 Pension – Benefit Obligations $ Billions Pension – Underfunded Status $ Billions Pension – Service Cost $ Millions Pension $135$109$106 $291 $337 $396$ 12 2018E 2017 2016 2015 2014 2013 2012 2017 $6.1 2016 $6.2 2015 $6.4 2014 $7.3 2013 $10.3 2012 $11.3 $50$54 $102$106 $128$118 2017 2016 2015 2014 2013 2012 2017 $0.4 2016 $0.7 2015 $0.7 2014 $1.0 2013 $1.1 2012 $2.7 Pension – Expense $ Millions Major Assumptions: Discount rate expense: 4.50% for 2012, 3.75% for 2013, 4.50% for 2014, 3.75% for 2015, 4.25% for 2016, and 4.00% for 2017 and 2018E Expected rate of return on assets: 7.75% in U.S. & 7.25% in Canada for 2012 through 2014, 7.50% in U.S. for 2015 and 2016, 7.25% for 2017, and 6.85% for 2018E Includes U. S. Steel Canada up until the deconsolidation on September 16, 2014 Funded status 93%

United States Steel Corporation OPEB Expense and funded status OPEB – Expense $ Millions OPEB – Benefit Obligations $ Billions OPEB – Service Cost $ Millions OPEB – Underfunded Status $ Billions $17 $20$21 $22 $27$28 2017 2016 2015 2014 2013 2012 $78 -$4 -$40 -$25 $55 $100 $60 2018E 2017 2016 2015 2014 2013 2012 2017 $0.3 $2.2 2016 $0.4 2015 $0.3 2014 $0.6 2013 $1.4 2012 2014 $2.7 2013 $3.4 2012 $3.9 2017 $2.4 2016 $2.4 2015 $2.3 Major Assumptions: Discount rate expense: 4.50% for 2012, 3.75% for 2013, 4.50% for 2014, 3.75% for 2015, 4.25% for 2016, 4.00% for 2017, and 4.03% for 2018E Expected rate of return on assets: 7.75% in U.S. & 7.25% in Canada for 2012 through 2014, 7.50% in U.S. for 2015 and 2016, 3.25% for 2017, and 4.25% for 2018E Includes U. S. Steel Canada up until the deconsolidation on September 16, 2014 Funded status 86%

United States Steel Corporation Reconciliation of segment EBITDA Segment EBITDA – Flat-Rolled ($ millions) 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 Segment earnings (loss) before interest and income taxes ($88) $220 $161 $93 $33 Depreciation 99 81 83 89 90 Segment EBITDA $11 $301 $244 $182 $123 Segment EBITDA – Tubular ($ millions) 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 Segment loss before interest and income taxes ($57) ($29) ($7) ($6) ($27) Depreciation 15 13 11 12 13 Segment EBITDA ($42) ($16) $4 $6 ($14) Segment EBITDA – U. S. Steel Europe ($ millions) 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 Segment earnings before interest and income taxes $87 $55 $73 $112 $110 Depreciation 19 17 20 20 20 Segment EBITDA $106 $72 $93 $132 $130

United States Steel Corporation Reconciliation to Consolidated 2Q and Full Year EBITDA Included in Guidance ($ millions) 2Q 2018 FY 2018 Projected net earnings attributable to United States Steel Corporation included in Guidance $190 $855 $955 Estimated income tax expense 20 40 40 Estimated net interest and other financial costs 67 320 320 Estimated depreciation, depletion and amortization 123 495 495 Projected EBITDA included in Guidance $400 $1,710 $1,810 Granite City Works adjustment to temporary idling charges - (10) (10) Projected adjusted EBITDA included in Guidance $400 $1,700 $1,800

United States Steel Corporation Reconciliation of net debt Net Debt ($ millions) YE 2015 YE 2016 YE 2017 1Q 2017 1Q 2018 Short-term debt and current maturities of long- term debt $45 $50 $3 $281 $281 Long-term debt, less unamortized discount and debt issuance costs 3,093 2,981 2,700 2,752 2,571 Total Debt $3,138 $3,031 $2,703 $3,033 $2,852 Less: Cash and cash equivalents 755 1,515 1,553 1,326 1,372 Net Debt $2,383 $1,516 $1,150 $1,707 $1,480

United States Steel Corporation Reconciliation of cash conversion cycle Cash Conversion Cycle 4Q 2017 1Q 2018 $ millions Days $ millions Days Accounts Receivable, net $1,379 43 $1,566 42 + Inventories $1,738 58 $1,824 57 − Accounts Payable and Other Accrued Liabilities $2,163 71 $2,164 69 = Cash Conversion Cycle 30 30 Accounts Receivable Days is calculated as Average Accounts Receivable, net divided by total Net Sales multiplied by the number of days in the quarter. Inventory Days is calculated as Average Inventory divided by total Cost of Sales multiplied by the number of days in the quarter. Accounts Payable Days is calculated as Average Accounts Payable and Other Accrued Liabilities less bank checks outstanding and other current liabilities divided by total Cost of Sales multiplied by the number of days in the quarter. Cash Conversion Cycle is calculated as Accounts Receivable Days plus Inventory Days less Accounts Payable Days.

United States Steel Corporation Reconciliation of reported and adjusted net earnings (loss) ($ millions) 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 Reported net (loss) earnings attributable to U. S. Steel ($180) $261 $147 $159 $18 Gain associated with retained interest in U. S. Steel Canada Inc. ─ (72) ─ ─ ─ Loss (gain) on equity investee transactions ─ ─ (21) 19 ─ Loss on shutdown of certain tubular pipe mill assets 35 ─ ─ ─ ─ Loss on debt extinguishment and other related costs ─ ─ 35 22 49 Effect of tax reform ─ ─ ─ (81) ─ Granite City Works temporary idling charges ─ ─ ─ 17 (10) Adjusted net earnings (loss) attributable to U. S. Steel ($145) $189 $161 $136 $57 Note: The adjustments included in the table have been tax effected at a 0% rate due to the recognition of a full valuation allowance.

United States Steel Corporation Reconciliation of reported and adjusted diluted EPS (LPS) ($ per share) 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 Reported diluted EPS (LPS) ($1.03) $1.48 $0.83 $0.90 $0.10 Gain associated with retained interest in U. S. Steel Canada Inc. ─ (0.41) ─ ─ ─ Loss (gain) on equity investee transactions ─ ─ (0.11) 0.10 ─ Loss on shutdown of certain tubular pipe mill assets 0.20 ─ ─ ─ ─ Loss on debt extinguishment and other related costs ─ ─ 0.20 0.12 0.27 Effect of tax reform ─ ─ ─ (0.46) ─ Granite City Works temporary idling charges ─ ─ ─ 0.10 (0.05) Adjusted diluted EPS (LPS) ($0.83) $1.07 $0.92 $0.76 $0.32 Note: The adjustments included in the table have been tax effected at a 0% rate due to the recognition of a full valuation allowance.

United States Steel Corporation Reconciliation of adjusted EBITDA ($ millions) 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 Reported net earnings (loss) attributable to U. S. Steel ($180) $261 $147 $159 $18 Income tax provision (benefit) 19 (16) ─ (89) 1 Net interest and other financial costs1 81 82 113 92 118 Reported earnings (loss) before interest and income taxes ($80) $327 $260 $162 $137 Depreciation, depletion and amortization expense 137 121 118 125 128 EBITDA $57 $448 $378 $287 $265 Gain associated with retained interest in U. S. Steel Canada Inc. ─ (72) ─ ─ ─ Loss (gain) on equity investee transactions ─ ─ (21) 19 ─ Loss on shutdown of certain tubular pipe mill assets 35 ─ ─ ─ ─ Granite City Works temporary idling charges ─ ─ ─ 17 (10) Adjusted EBITDA $92 $376 $357 $323 $255 1Net interest and other financial costs amounts were adjusted due to the retrospective application of accounting standards update 2017-07, “Compensation-Retirement Benefits” that was effective January 1, 2018.